EXHIBIT 10.47



     FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated and is effective as of the 30th day of June, 1998, among SED INTERNATIONAL HOLDINGS, INC. (formerly known as SOUTHERN ELECTRONICS CORPORATION) and SED INTERNATIONAL, INC., jointly and severally (collectively, the "Borrowers"), WACHOVIA BANK, N.A., as Agent (the "Agent") and WACHOVIA BANK, N.A. and NATIONAL CITY BANK, as Banks (collectively, the "Banks");

                       W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agent and the Banks executed and delivered that certain $100,000,000 Amended and Restated Credit Agreement, dated as of the 13th day of August, 1997, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of September 22, 1997, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 15, 1997, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of January 8, 1998, and that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of June 30, 1998 (as so amended, the "Credit Agreement");

     WHEREAS, the Borrowers have requested and the Agent and the Banks have agreed to make certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrowers, the Agent and the Banks hereby covenant and agree as follows:

     1. Definitions. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement from and after the date hereof refer to the Credit Agreement as amended hereby.

     (b) The following new definition is added to Section 1.01 of the Credit Agreement in proper alphabetical order:

          "Fixed Charge Coverage Ratio" has the meaning set forth in
     Section 6.21.

     2. Amendment to Section 2.05(a). Section 2.05(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          (a) "Applicable Margin" means:

          (i) with respect to Euro-Dollar Loans, for the period commencing on June 30, 1998, to and including the first
     Performance Pricing Determination Date thereafter, 1.00%;

          (ii) with respect to Base Rate Loans on and after June 30, 1998, and with respect to Euro-Dollar Loans, from and after the first Performance Pricing Determination Date after June 30, 1998, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Leverage Ratio (as calculated by the Agent from the most recent 10-Q quarterly statement described in
     Section 6.01(i) for the quarterly period ending immediately prior to such Performance Pricing Determination Date); and

        Leverage              Applicable        Base Rate       Base Rate
          Ratio                Margin for         Loans           Loans
                              Euro-Dollar      (Other than     (Overnight
                                Loans           Overnight      Loans Only)
                                                  Loans)

LESS THAN OR EQUAL TO 1.0       0.75%              0.0%           -0.50%

GREATER THAN 1.0 and
LESS THAN OR EQUAL TO 2.0       1.00%              0.0%           -0.50%

GREATER THAN 2.0 and
LESS THAN OR EQUAL TO 2.5       1.25%              0.0%           -0.50%

GREATER THAN 2.5 and
LESS THAN OR EQUAL TO 3.5       1.50%              0.0%           -0.50%

GREATER THAN 3.5 and
LESS THAN OR EQUAL TO 5.0       1.75%              0.0%           -0.50%

GREATER THAN 5.0                2.00%              0.0%           -0.50%


          (iii) in the event the Fixed Charge Coverage Ratio is equal to or less than 3.0 to 1.0 (as calculated by the Agent from the most recent 10-Q quarterly statement described in Section 6.01(i) for the quarterly period ending immediately prior to such Performance Pricing Determination Date), then in such event, the Applicable Margin shall be increased by 0.25%.

          In determining interest for purposes of this Section 2.05 and fees for purposes of Section 2.06, the Borrowers and the Banks shall refer to the Borrowers' most recent 10-Q consolidated quarterly financial statements delivered pursuant to Section 6.01(i). If such financial statements require a change in interest pursuant to this Section 2.05 or fees pursuant to
     Section 2.06, the Borrowers shall deliver to the Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the fifth day after the date of receipt of such financial statements pursuant to Section 6.01(i). Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next Performance Pricing Determination Date, provided that: (i) for Euro-Dollar Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and (ii) no fees or interest shall be decreased pursuant to this Section 2.05 or Section 2.06 if a Default is in existence on the Performance Pricing Determination Date. In the event that the Borrowers fail to deliver their 10-Q quarterly financial statements to the Agent and the Banks on or before the 45th day after the end of any Fiscal Quarter, then the Applicable Margin shall be the highest Applicable Margin then in effect until the next Performance Pricing Determination Date.

     3.   Amendment to Section 6.21. Section 6.21 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          SECTION 6.21. Fixed Charges Coverage. Tested at the end of each Fiscal Quarter, the ratio of EBITDA to Consolidated Interest Expense (such ratio being calculated for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters, the "Fixed Change Coverage Ratio") shall not at any time be less than the following:

                   Fiscal Quarter:                      Ratio

                June 30, 1998                        2.0 to 1.0

               September 30, 1998                    2.0 to 1.0

               December 31, 1998                     2.0 to 1.0

               March 31, 1999                        2.0 to 1.0

              Each Fiscal Quarter thereafter         3.0 to 1.0


     4.   Amendment to Section 6.24. Section 6.24 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          SECTION 6.24. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will not be less than $84,000,000 at all times during the period from June 30, 1998 through and including September 30, 1998, and at all times thereafter will not be less than (x) $84,500,000 plus (y) the sum of (i) 100% of the cumulative Reported Net Income of the Borrowers and the Consolidated Subsidiaries during any period after June 30, 1998 (taken as one accounting period), calculated monthly at the end of each month (but excluding from such calculations of Reported Net Income for purposes of this clause (i), any month in which the Reported Net Income of the Borrowers and the Consolidated Subsidiaries is negative), and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after June 30, 1998, calculated monthly at the end of each month, minus the sum of (a) amounts paid to date for the redemption or repurchase of capital stock of SEC not exceeding an aggregate cumulative amount equal to $12,000,000, plus (b) amounts attributed to goodwill related to assets acquired after March 31, 1998, not exceeding an aggregate cumulative amount equal to $6,000,000.

     5. Exhibits and Schedules. The Compliance Certificate attached to Exhibit H of the Credit Agreement is amended and restated in its entirety as set forth on Exhibit A to this Amendment.

     6. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents remain in full force and effect, and constitute the legal, valid, binding and enforceable obligations of the Borrowers. The amendments contained herein will be deemed to have prospective application only, unless otherwise specifically stated herein.

     7. Ratification. Each of the Borrowers hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed to be an original and all of which counterparts, taken together, will constitute but one and the same instrument.

     9. Section References. Section titles and references used in this Amendment have substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     10. No Default; Release. To induce the Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, (i) there exists no Default or Event of Default,
(ii) there exists no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Banks under the Credit Agreement, and (iii) the Agent and each of the Banks has acted in good faith and has conducted its relationships with each of the Borrowers in a commercially reasonable manner in connection with the negotiations, execution and delivery of this Amendment and in all respects in connection with the Credit Agreement, each of the Borrowers hereby waiving and releasing any such claims to the contrary. A default or breach of representation or warranty by the Borrowers under this Amendment shall constitute an Event of Default under the Credit Agreement.

     11. Further Assurances. Each of the Borrowers agrees to take such further actions as the Agent reasonably requests in connection herewith to evidence the amendments herein contained to the Borrowers.

     12. Governing Law. This Amendment is governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

     13. Conditions Precedent. This Amendment becomes effective as of June 30, 1998 only upon (i) execution and delivery of this Amendment by each of the parties hereto, and (ii) payment in immediately available funds of an amendment fee equal to $25,000, to be paid to each Bank pro rata with its commitment.





     IN WITNESS WHEREOF, the Borrowers, the Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                         SED INTERNATIONAL HOLDINGS, INC.


                         By:/s/ Ray D. Risner          (SEAL)
                              Title: President & COO


                         SED INTERNATIONAL, INC.

                         By:/s/ Ray D. Risner          (SEAL)
                              Title: President & COO


                         WACHOVIA BANK, N.A.,
                         as Agent and as a Bank


                         By:/s/ Lisa M. Shawl          (SEAL)
                              Title: Vice President


                         NATIONAL CITY BANK


                         By:/s/ Brian Strayton         (SEAL)
                              Title: Vice President

                                                      Exhibit "H"

                   EXHIBIT A TO FIFTH AMENDMENT

                      COMPLIANCE CHECK LIST
                 SOUTHERN ELECTRONICS CORPORATION
                     SED INTERNATIONAL, INC.


                     ______________________
                       ____________ ,_____


1.   Consolidations, Mergers and Sales of Assets. (Section 6.05.)

     The Borrowers will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) either Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) such Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) the Borrowers may merge with one another and Subsidiaries of the Borrowers may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (A) transfers of Accounts to insurers permitted by Section 6.26 or (B) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, either
     (x) constituted more than 2% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, or (y) contributed more than 2% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter.

     (a) Value of assets transferred or business
         lines or segments discontinued                $__________


     (b) Consolidated Total Assets                     $__________

     (c) 2% of (b)                                     $__________


     (d) Consolidated Operating Profits - Schedule 1   $__________


     (e) 2% of (d)                                     $__________


          Limitation (a) not to exceed (c) or (e)

2.   Restricted Payments (Section 6.15)

     SEC will not declare or make any Restricted Payment in any Fiscal Year after December 31, 1996 unless (a) such Restricted Payments are made for the redemption or repurchase of capital stock of SEC and do not exceed an aggregate cumulative amount equal to $12,000,000, or (b) if the aggregate amount of such Restricted Payments (exclusive of Restricted Payments allowed in the foregoing clause (a)) for such Fiscal Year would exceed 15% of cumulative Consolidated Net Income for the prior Fiscal Year (commencing after December 31, 1996); provided that after giving effect to the payment of any such Restricted Payments in such clauses (a) or (b), no Default shall be in existence or be created thereby.

     (a) Restricted Payments after
         December 31, 1996                             $__________

     (b) cumulative Consolidated Net Income
         after December 31, 1996                       $__________

     (c) 15% of (b)                                         $__________

          Limitation: (a) may not exceed (c)

     (d) Aggregate cumulative redemption and
         repurchases of SEC capital stock to date           $__________

     (e)  Limitation                                        $12,000,000


3.  Priority Debt (Section 6.18)

     None of the Borrowers' nor any Consolidated Subsidiary's property is subject to any Lien securing Debt, except for:

     Description of Lien and Property               Amount of Debt
     subject to same                                Secured

     a.   ___________________________               $_____________

     b.   ___________________________               $_____________

     c.   ___________________________               $_____________

     d.   ___________________________               $_____________

     e.   ___________________________               $_____________

     f.   ___________________________               $_____________

                                        Total       $=============

     Aggregate Debt secured by purchase
     money Liens permitted by
     Section 6.18(k)                                        $__________

          Limitation:                                       $1,500,000

4.  Leverage Ratio (Section 6.20)

     Tested at the end of each Fiscal Month, the Leverage Ratio shall not at any time exceed 5.5 to 1.0.

     (a)  Debt - Schedule 3                                 $__________

     (b)  Consolidated Tangible Net
          Worth - Schedule 4                                $__________

     Actual Ratio of (a) to (b)                              __________

     Maximum Ratio                                       5.5 to 1.0

5. Fixed Charges Coverage (Section 6.21)

     Tested at the end of each Fiscal Quarter, the ratio of EBITDA to Consolidated Interest Expense (such ratio being calculated for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters) shall not at any time be less than the following:


                     Fiscal Quarter:               Ratio

             June 30, 1998                       2.0 to 1.0

             September 30, 1998                  2.0 to 1.0

             December 31, 1998                   2.0 to 1.0

             March 31, 1999                      2.0 to 1.0

             Each Fiscal Quarter thereafter      3.0 to 1.0

     (a)  EBITDA - Schedule 2                               $_________

     (b)  Consolidated Interest
          Expense - Schedule 2                              $_________

     Ratio of (a) to (b)                               _____  to 1.0



     Requirement                  GREATERN THAN OR EQUAL TO [2.0 to 1.0]
                                                            [3.0 to 1.0]

6. Minimum Consolidated Tangible Net Worth (Section 6.24)

          SECTION 6.24. Minimum Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will not be less than $84,000,000 at all times during the period from June 30, 1998 through and including September 30, 1998, and at all times thereafter will not be less than (x) $84,500,000 plus (y) the sum of (i) 100% of the cumulative Reported Net Income of the Borrowers and the Consolidated Subsidiaries during any period after June 30, 1998 (taken as one accounting period), calculated monthly at the end of each month (but excluding from such calculations of Reported Net Income for purposes of this clause (i), any month in which the Reported Net Income of the Borrowers and the Consolidated Subsidiaries is negative), and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after June 30, 1998, calculated monthly at the end of each month, minus the sum of (a) amounts paid to date for the redemption or repurchase of capital stock of SEC not exceeding an aggregate cumulative amount equal to $12,000,000, plus (b) amounts attributed to goodwill related to assets acquired after March 31, 1998, not exceeding an aggregate cumulative amount equal to $6,000,000.

     (a)  $84,500,000

     (b)  positive Reported Net Income
          after June 30, 1998                               $__________

     (c)  cumulative Net Proceeds of Capital
          Stock received after June 30, 1998                $__________

     (d)  amounts paid to date for the
          redemption or repurchase of capital
          stock of SEC (limited to an amount not exceeding
          an aggregate cumulative amount
          equal to $12,000,000)                     $__________

     (e)  amounts attributed to goodwill related to
          assets acquired after March 31, 1998 not
          exceeding an aggregate cumulative amount
          equal to $6,000,000                               $__________

          Actual Consolidated Tangible
          Net Worth - Schedule 4                            $__________

          Required Consolidated Tangible Net
          Worth (sum of (a) plus (b) plus (c)
          minus (d))                                $__________

                                                      Schedule 1

                  Consolidated Operating Profits

Consolidated Operating Profits

      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      Total                                         $__________

                                                       Schedule 2


                              EBITDA


Consolidated Net Income for:

      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      Total                                         $__________

Income taxes for:

      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      Total                                         $__________

Depreciation expense for:

      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      Total                                         $__________

Amortization expense for:

      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      Total                                         $__________


Consolidated Interest Expense for:

      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      __ quarter 199_                               $__________
      Total                                         $__________


Total EBITDA                                           $__________

                                                            Schedule 3


Debt

                                          INTEREST
                                            RATE    MATURITY  TOTAL

Secured
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
       Total Secured                                         $___________

Unsecured
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
______________________________       ________   _______   $________
             Total Unsecured                              $________

Guarantees
_______________________________________________________   $________
_______________________________________________________   $________
             Total                                            $__________

Redeemable Preferred Stock                                $________
         Total                                            $________

Other Liabilities
_______________________________________________________   $________
_______________________________________________________   $________
_______________________________________________________   $________
             Total Debt                   $=========

                                                            Schedule 4

                    Consolidated Tangible Net Worth


Stockholders' Equity                                $__________
         Less:
             Surplus from write-up of assets subsequent
              to _____________ , 19__                         $_________
             Intangibles                                      $_________
             Loans to stockholders, directors
              officers or employees                           $_________
             Capital Stock shown as assets          $__________
             Deferred expenses                                $_________

Consolidated Tangible Net Worth                     $=========

Intangibles Description

         (a)__________________________________      $__________

         (b)__________________________________      $__________

         (c)__________________________________      $__________

         Other                                      $__________


             Total                                  $==========


1 To the extent not included above as an Intangible.